Exhibit 10.26(b)
AMENDMENT TO NOTE AGREEMENT
     This Amendment (this “Amendment”), dated as of March 10, 2010, to the Note Agreement, dated as of November 17, 2009 (the “Note Agreement”), is made and entered into by and between Endeavour International Corporation, a Nevada Corporation (the “Company”), the Initial Noteholders listed on the signature pages hereto and the Guarantors listed on the signature pages hereto.
RECITALS
     WHEREAS, the parties hereto have entered into the Note Agreement; and
     WHEREAS, the parties to this Amendment desire to make certain amendments to the Note Agreement in order to clarify the meaning of Section 10.2 of the Note Agreement, all as specifically set forth herein.
     NOW, THEREFORE, the parties hereto agree as follows:
Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Note Agreement has the meaning assigned to such term in the Note Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Note Agreement shall, after this Amendment becomes effective, refer to the Note Agreement as amended hereby.
Section 2. Amendment. Section 10.2 of the Note Agreement is amended and restated in its entirety as follows:
10.2 Common Stock Repurchase. The Company shall neither (A) purchase, redeem or otherwise acquire any shares of the common stock, par value $0.001 per share, of the Company at a price per share greater than the Current Market Price (as defined in the Certificate of Designations of Series C Preferred Stock of the Company filed October 20, 2006, as amended) nor (B) except as expressly permitted by Sections 10.5 and 10.8 hereof, purchase, redeem or otherwise acquire Options or Convertible Securities (as defined in the Certificate of Designations of Series C Preferred Stock of the Company filed October 20, 2006, as amended) for a consideration per share of common stock into which such security is convertible or exchangeable greater than the Current Market Price as of the date of such purchase, redemption or acquisition, as applicable.
Section 3. Governing Law. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS RULES THEREOF TO THE EXTENT THEY ARE NOT

MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.
Section 4. Counterpart; Facsimile. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and each of the parties hereto may execute this Amendment by signing any such counterpart. Any facsimile copies hereof or signature hereon shall, for all purposes, be deemed originals.
Section 5. Effect of Amendment. This Amendment shall be effective as of November 17, 2009 upon its execution and delivery by a number of Noteholders holding at least two-thirds of the principal amount of all Notes. Except as amended hereby, the Note Agreement shall remain unchanged and effective. The Note Agreement as amended hereby shall continue in full force and effect.
[Signature Pages Follow]
     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

ENDEAVOUR INTERNATIONAL CORPORATION
/s/ J. Michael Kirksey
J. Michael Kirksey
Chief Financial Officer

Signatures

/s/Gaurav Bhandari Gaurav Bhandari
Goldman, Sachs Investment Partners Master Fund, L.P.

/s/ Terence Aquino Terence Aquino	/s/ Mark J. Vanacore Mark J. Vanacore
Chief Financial Officer	Trading Manager
Eton Park Capital Management, LP	High Bridge International, LLC.

/s/ Terence Aquino Terence Aquino	/s/ Martin Kobinger Martin Kobinger
Chief Financial Officer	Investment Manager
Eton Park Master Fund, LTD.	Capital Ventures International

/s/ Mary Lee Mary Lee	/s/ R. Jeffrey Bruce R. Jeffrey Bruce
Chief Legal Officer	Vice President
TPG-Axon Partners, L.P.	Professional Life and Casualty

/s/ Mary Lee Mary Lee	/s/ J. Baker Gentry, Jr. J. Baker Gentry, Jr.
Chief Legal Officer	Investment Advisor
TPG-Axon Partners(Offshore), LTD.	HBK Master Fund, L.P.

/s/ Paul Smith Paul Smith
General Counsel
Magnetar Capital Master Fund, LTD.